Servicer's Certificate
                            (Pursuant to Section 3.9
                          of the Pooling and Servicing
                         Agreement, dated June 1, 1996)



                           Banc One Auto Trust 1996-B



               Interest Period July 1, 1996 through July 31, 1996

              Collection Period July 1, 1996 through July 31, 1996



     The undersigned officer of Bank One, Arizona, N.A., pursuant to the Pooling and Servicing Agreement, as Servicer, does hereby certify to the best of his knowledge and belief that the attached information is true and correct.

Signed by:       /s/Tom Lewis                 Attested:   /s/Heather Smith

                 Tom Lewis                                Accounting Specialist
                 Vice President                           Bank One, Arizona,
                 Bank One, Arizona, N.A.                    N.A.



                       Banc One Auto Grantor Trust 1996-B
                          Determination Date Statement
              Collection Period July 1, 1996 through July 31, 1996
                        Distribution Date August 15, 1996





A.  ORIGINAL DEAL PARAMETER INPUTS
- -----------------------------------
(A) Total Receivable Balance                                                                                   $305,686,731.53
(B) Total Certificate Balance                                                                                  $305,686,731.53
(C) Class A Certificates
    (i)   Class A Percentage                                                                                            96.00%
    (ii)  Original Class A Principal Balance                                                                    293,459,000.00
    (iii) Class A Pass-Through Rate                                                                                      6.55%
(D) Class B Certificates
    (i)   Class B Percentage                                                                                             4.00%
    (ii)  Original Class B Principal Balance                                                                    $12,227,731.53
    (iii) Class B Pass-Through Rate                                                                                      6.70%
(E) Servicing Fee Rate (per annum)                                                                                       1.00%
(F) Weighted Average Coupon (WAC)                                                                                       12.15%
(G) Weighted Average Original Maturity (WAOM)                                                                           60.12 months
(H) Weighted Average Remaining Maturity (WAM)                                                                           45.97 months
(I) Number of Receivables                                                                                              31,595
(J) Reserve Fund
    (i)   Reserve Fund Initial Deposit Percentage (of initial Certificate                                                1.50%
          Balance)
    (ii)  Reserve Fund Initial Deposit                                                                           $4,585,300.97
    (iii) Specified Reserve Balance:
          (a)   On any Distribution Date: The greater of J(iii)(b or c)
                if 1.75% chargeoff and delinquency triggers not hit -
                otherwise J(iii)(d)
          (b) Percent of Initial Certificate Balance                                                                     1.00%
          (c) Percent of Remaining Certificate Balance                                                                   3.25%
          (d) Trigger Percent of Remaining Certificate Balance                                                           8.00%



B. INPUTS FROM PREVIOUS MONTHLY SERVICER REPORTS
- ------------------------------------------------
(A) Total Receivable Balance                                                                                   $291,707,903.53
(B) Total Certificate Balance                                                                                  $291,707,903.53
(C) Total Certificate Pool Factor                                                                                    0.9542707
(D) Class A Certificates
    (i)  Class A Certificate Balance                                                                           $280,039,337.11
    (ii) Class A Certificate Pool Factor                                                                             0.9542707
(E) Class B Certificates
    (i)  Class B Certificate Balance                                                                             11,668,566.42
    (ii) Class B Certificate Pool Factor                                                                             0.9542707
(F) Reserve Fund Balance                                                                                          5,997,015.21
(G) Cumulative Net Losses for All Prior Periods                                                                     273,160.24
(H) Charge-off Rate for Second Preceding Period                                                                          0.00%
(I) Charge-off Rate for Preceding Period                                                                                 1.10%
(J) Delinquency Percentage for Second Preceding Period                                                                   0.00%
(K) Delinquency Percentage for Preceding Period                                                                          0.16%
(L) Weighted Average Coupon (WAC)                                                                                      12.140%
(M) Weighted Average Remaining Maturity (WAM)                                                                           45.25 months
(N) Number of Receivables                                                                                               30,691

C. INPUTS FROM THE MAINFRAME
- ----------------------------
(A) Simple Interest Receivables Principal
    (i)   Principal Collections                                                                                  14,000,894.03
    (ii)  Prepayments in Full                                                                                             0.00
    (iii) Repurchased Loan Proceeds Related to Principal                                                                  0.00
    (iv) Other Refunds Related to Principal                                                                               0.00
(B) Simple Interest Receivables Interest
    (i)   Interest Collections                                                                                    3,069,760.04
    (ii)  Repurchased Loan Proceeds Related to Interest                                                                   0.00
(C) Weighted Average Coupon (WAC)                                                                                       12.14%
(D) Weighted Average Remaining Maturity (WAM)                                                                          44.50 months
(E) Remaining Number of Receivables                                                                                     29,763


(F) Delinquent Receivables                                                           Dollar Amount                    #  Units
                                                                                     -------------                    --------
    (i)  30-59 Days Delinquent                                                          2,657,360        0.96%             279
    (ii)  60-89 Days Delinquent                                                           465,190        0.17%              43
    (iii) 90 Days or More Delinquent                                                      134 707        0.04%              13

D. INPUTS DERIVED FROM OTHER SOURCES
- ------------------------------------
(A) Reserve Fund Investment Income                                                                                   26,752.16
(B) Collection Account Investment Income                                                                                  0.00
(C) Realized Losses for Collection Period:
     (i)  Charge-offs for current Collection Period - Principal                                                     583,521.66
     (ii)  Realized Losses for Collection Period (C)(i)-(D)(i)                                                      331,263.33
(D) Net Loss and Liquidated Receivables Information
    (i)   Liquidation Proceeds Related to Principal                                                                 252,258.33
    (ii)  Liquidation Proceeds Related to Interest                                                                        0.00
    (iii) Recoveries from Prior Month Charge Offs                                                                   147,983.32


E. COLLECTIONS
- --------------
Interest Collections:
(A) Interest Payments Received                                                                                    3,069,760.04
(B) Liquidation Proceeds Related to Interest                                                                              0.00
(C) Repurchased Loan Proceeds                                                                                             0.00
(D) Recoveries from Prior Month Charge Offs                                                                         147,983.32
                                                                                                               ---------------
(E) Interest Collections                                                                                          3,217,743.36

Principal Collections:
(F) Principal Payments Received                                                                                 $14,000,894.03
(G) Liquidation Proceeds Related to Principal                                                                       252,258.33
(H) Other Refunds Related to Principal                                                                                    0.00
                                                                                                               ---------------
(I) Principal Collections                                                                                        14,253,152.36

(J) Total Collections                                                                                           $17,470,895.72


F. DISTRIBUTABLE AMOUNTS
- ------------------------
(A) Servicing Fee:
    (i)   Servicing Fee                                                                                            $243,089.92
    (ii)  Prior Collection Period unpaid Servicing Fees                                                                   0.00
                                                                                                               ---------------
    (iii)  Total Servicing Fee                                                                                     $243,089.92

Interest:
(B) Class A Certificates
    (i)   Class A Monthly Interest                                                                               $1,528,548.05
    (ii)  Class A prior period Interest Carryover Shortfall                                                               0.00
                                                                                                               ---------------
    (iii)  Class A Interest Distribution                                                                         $1,528,548.05
(C) Class B Certificates
    (i)   Class B Monthly Interest                                                                                 $ 65,149.50
    (ii)  Class B prior period Interest Carryover Shortfall                                                               0.00
                                                                                                               ---------------
    (iii)  Class B Interest Distribution                                                                           $ 65,149.50

(D) Total Certificate Interest Distribution                                                                      $1,593,697.54
(E) Total Certificate Interest Distribution plus Total Servicing Fee                                             $1,836,787.46


F. DISTRIBUTABLE AMOUNTS
- ------------------------
Principal:
(F) Principal Collections                                                                                       $14,253,152.36
(G) Realized Losses                                                                                                 331,263.33
                                                                                                               ---------------
(H) Total Monthly Principal                                                                                     $14,584,415.69

(I) Class A Certificates
    (i)   Class A Monthly Principal                                                                              14,001,026.55
    (ii)  Class A prior period Principal Carryover Shortfall                                                              0.00
                                                                                                               ---------------
    (iii)  Class A Principal Distribution                                                                        14,001,026.55
(J) Class B Certificates
    (i)   Class B Monthly Principal                                                                                 583,389.14
    (ii)  Class B prior period Principal Carryover Shortfall                                                              0.00
                                                                                                               ---------------
    (iii)  Class B Principal Distribution                                                                           583,389.14

(K) Total Principal Distribution                                                                                 14,584,415.69

(L)  Total Interest and Principal Distribution Amounts                                                           16,421,203.15
     plus Servicing Fee

G. DISTRIBUTIONS
- ----------------
(A)  Total Interest Collections available to be distributed                                                       3,217,743.36
(B)  Class B Percentage of Principal Collections                                                                    570,138.32
(C)  Servicing Fee:
     (i)   Total Servicing Fee                                                                                      243,089.92
     (ii)  Servicing Fee paid                                                                                       243,089.92
                                                                                                               ---------------
     (iii)  Unpaid Servicing Fee                                                                                          0.00
(D)  Total Interest Collections available to be distributed                                                       2,974,653.44
     after Servicing Fee paid

Interest:
(E) Class A Certificates
    (i)    Class A Interest Distribution                                                                          1,528,548.05
    (ii)   Class A Interest Distribution paid from Interest Collections                                           1,528,548.05
           after Servicing Fee
    (iii)  Total Interest Collections available after Class A                                                     1,446,105.39
           Interest Distribution paid
    (iv)   Class A Interest Distribution remaining to be paid                                                             0.00
    (v)    Class A Interest Distribution paid from Class B Percentage                                                     0.00
           of Principal Collections
    (vi)   Class A Interest  Distribution  remaining  to be paid                                                          0.00
    (vii)  Class A Interest  Distribution  paid from  Reserve  Fund                                                       0.00
    (viii) Class A  Interest Carryover   Shortfall                                                                        0.00
    (ix)   Class A Interest Distribution paid                                                                     1,528,548.05

(F) Class B Certificates
    (i)    Class B Interest Distribution                                                                             65,149.50
    (ii)   Class B Interest Distribution paid from Interest Collections                                              65,149.50
           after Class A Interest Distribution
    (iii)  Total Interest Collections available after Class B                                                     1,380,955.90
           Interest Distribution paid
    (iv)   Class B Interest Distribution remaining to be paid                                                             0.00
    (v)    Class B Interest Distribution paid from Reserve Fund                                                           0.00
    (vi)  Class B Interest Carryover Shortfall                                                                            0.00
    (vii)  Class B Interest Distribution paid                                                                        65,149.50

(G)  Total Interest Paid                                                                                          1,593,697.54
(H)  Total Interest and Servicing Fee Paid                                                                        1,836,787.46
(I)  Total Interest Collections available after Servicing Fee and Class                                           1,380,955.90
     A and Class B Interest Distribution paid

Total Collections available to be distributed:
(J)  Total Principal Collections                                                                                 14,253,152.36
(K)  Excess Interest                                                                                              1,380,955.90
(L)  Less: Class B Percentage of Principal Collections used to pay                                                        0.00
     Class A Interest Distribution
(M)  Total Collections available to be distributed as principal                                                  15,634,108.26

Principal:
(N) Class A Certificates
    (i)   Class A Principal Distribution                                                                         14,001,026.55
    (ii)  Class A Principal Distribution paid from total Collections                                             14,001,026.55
          available to be distributed
    (iii) Total Collections available after Class A Principal Distribution                                        1,633,081.71
           paid
    (iv)  Class A  Principal  Distribution  remaining  to be paid                                                         0.00
    (v)   Class A Principal  Distribution  paid from  Reserve  Fund                                                       0.00
    (vi)  Class A  Principal Carryover  Shortfall                                                                         0.00
    (vii) Total  Class A  Principal  Distribution  paid                                                          14,001,026.55

(O) Class B Certificates
    (i)   Class B Principal Distribution                                                                            583,389.14
    (ii)  Class B Principal Distribution paid from total Collections                                                583,389.14
          available to be distributed
    (iii) Total Collections available after Class B Principal Distribution                                        1,049,692.57
          paid
    (iv)  Class B  Principal  Distribution  remaining  to be paid                                                         0.00
    (v)   Class B Principal  Distribution  paid from  Reserve  Fund                                                       0.00
    (vi)  Class B  Principal Carryover  Shortfall                                                                         0.00
    (vii) Total  Class B  Principal  Distribution  paid                                                             583,389.14


(P)  Total Excess Cash to the Reserve Fund                                                                        1,049,692.57

H. POOL BALANCE AND PORTFOLIO INFORMATION                                       Beginning                              End
- -----------------------------------------                                       of Period                          of Period
(A) Balances and Pool Factors                                                   --------------                  --------------
    (i)    Aggregate Balance of Certificates                                    291,707,903.53                  277,123,487.84
    (ii)   Aggregate Certificate Pool Factor                                         0.9542707                       0.9065604
    (iii)  Class A Principal Balance                                            280,039,337.11                  266,038,310.56
    (iv)   Class A Pool Factor                                                       0.9542707                       0.9065604
    (v)    Class B Principal Balance                                             11,668,566.42                   11,085,177.28
    (vi)   Class B Pool Factor                                                       0.9542707                       0.9065604

(B) Pool Information
    (i)   Weighted Average Coupon (WAC)                                                 12.14%                          12.14%
    (ii)  Weighted Average Remaining Maturity (WAM)                                      45.25 months                   44.50 months
    (iii) Remaining Number of Receivables                                               30,691                          29,763
    (iv)  Pool Balance                                                         $291,707,903.53                 $277,123,487.84


I. RECONCILIATION OF RESERVE ACCOUNT

(A) Beginning Reserve Account Balance                                                                             5,997,015.21
(B) Less: Draw to pay Class A Interest Distribution                                                                       0.00
(C) Reserve Account Balance after draw                                                                            5,997,015.21
(D) Less: Draw to pay Class B Interest Distribution                                                                       0.00
(E) Reserve Account Balance after draw                                                                            5,997,015.21
(F) Less: Draw to pay Class A Principal Distribution                                                                      0.00
(G) Reserve Account Balance after draw                                                                            5,997,015.21
(H) Less: Draw to pay Class B Principal Distribution                                                                      0.00
(I) Reserve Account Balance after draw                                                                            5,997,015.21
(J) Total excess Collections deposited in the Reserve Fund                                                        1,049,692.57
                                                                                                               ---------------
(K) Reserve Fund Balance                                                                                          7,046,707.78
(L) Specified Reserve Account Balance                                                                             9,006,513.35
(M) Reserve Account Release to Seller                                                                                     0.00
                                                                                                               ---------------
(N) Ending Reserve Account Balance                                                                                7,046,707.78
                                                                                                               ===============
J. NET LOSS AND DELINQUENCY ACCOUNT ACTIVITY

(A) Liquidated Contracts
    (i)   Liquidation Proceeds Related to Principal                                                                $252,258.33
    (ii)   Liquidation Proceeds Related to Interest                                                                       0.00
    (iii) Recoveries on Previously Liquidated Contracts                                                             147,983.32
(B) Realized Losses for Collection Period                                                                           331,263.33
(C) Charge-off Rate for Collection Period (annualized)                                                                   0.77%
(D) Cumulative Net Losses for all Periods                                                                           604,423.57
(E) Delinquent Receivables
                                                                                     Dollar Amount                    #  Units
                                                                                     -------------                    --------
    (i)  30-59 Days Delinquent                                                        2,657,630          0.96%            279
    (ii)  60-89 Days Delinquent                                                         465,190          0.17%             43
    (iii) 90 Days or More Delinquent                                                    134,707          0.04%             13


K. TESTS FOR INCREASE IN SPECIFIED RESERVE ACCOUNT BALANCE
- ----------------------------------------------------------
(A) Charge-off Rate
    (i) Second Preceding Collection Period                                                                                0.00%
    (ii) Preceding Collection Period                                                                                      1.10%
    (iii) Current Collection Period                                                                                       0.77%
    (iv) Three Month Average (Avg(i,ii,iii))                                                                              0.94%

(B) Delinquency Percentages
    (i) Second Preceding Collection Period                                                                                0.00%
    (ii) Preceding Collection Period                                                                                      0.16%
    (iii) Current Collection Period                                                                                       0.21%
    (iv) Three Month Average (Avg(i,ii,iii))                                                                              0.19%

(C) Loss and Delinquency Trigger Indicator                                                                     Trigger was not hit


L.  STATEMENT TO CERTIFICATEHOLDERS
- -----------------------------------
                                                                                                               Per $1,000 of
(A)  Amount of distribution allocable to principal:                                                            Original Principal
                                                                                      Dollars ($)              Balance
                                                                                      -----------              ------------------

    (i)    Class A Certificates                                                     14,001,026.55              47.7103328
    (ii)   Class B Certificates                                                        583,389.14              47.7103328

                                                                                                               Per $1,000 of
                                                                                                               Original Principal
(B)  Amount of distribution allocable to interest:                                    Dollars ($)              Balance
                                                                                      -----------              ------------------
    (i)    Class A Certificates                                                      1,528,548.05              5.2087278
    (ii)   Class B Certificates                                                         65,149.50              5.3280116

(C)  Pool Balance as of the close of business on the last day of the               277,123,487.84
     Collection Period                                                             --------------
                                                                                                               Per $1,000 of
                                                                                                               Original Principal
(D)  Amount of the Servicing Fee paid to the Servicer with respect                    Dollars ($)              Balance
     to the related Collection Period                                                 -----------              ------------------
    (i)     Total Servicing Fee                                                        243,089.92
    (ii)    Class A Percentage of the Servicing Fee                                    233,366.11              0.7952256
    (ii)    Class B Percentage of the Servicing Fee                                      9,723.81              0.7952256

                                                                                                               Per $1,000 of
                                                                                                               Original Principal
                                                                                      Dollars ($)              Balance
                                                                                      -----------              ------------------
(E)     (i)  Class A Interest Carryover Shortfall                                            0.00              0.000000
        (ii)  Class A Principal Carryover Shortfall                                          0.00              0.000000
        (iii)  Class B Interest Carryover Shortfall                                          0.00              0.000000
        (iv)  Class B Principal Carryover Shortfall                                          0.00              0.000000

        Change with respect to immediately preceding Distribution Date:
        (v)  Class A Interest Carryover Shortfall                                            0.00              0.000000
        (vi)  Class A Principal Carryover Shortfall                                          0.00              0.000000
        (vii)  Class B Interest Carryover Shortfall                                          0.00              0.000000
        (viii)  Class B Principal Carryover Shortfall                                        0.00              0.000000

(F)  Pool factors for each class of certificates, after giving effect to
     all payment allocated to principal                                                                        Pool Factor
                                                                                                               -----------
    (i)    Class A Pool Factor                                                                                 0.9065604
    (ii)   Class B Pool Factor                                                                                 0.9065604

(G)  Amount of the aggregate Realized Losses, if any, for such
     Collection Period ($)                                                         $  331,263.33
                                                                                   -------------

(H)  Aggregate principal balance of all Receivables which were                     $  599,896.93
     more than 60 days delinquent as of the close of business
     on the last day of the preceding Collection Period

(I)  Amount on deposit in the Reserve Fund on such Distribution                   $ 7,046,707.78
     Date, after giving effect to distributions made on such                      --------------
     Distribution Date

(J)  Aggregate outstanding principal balances for each class of
     certificates, after giving effect to all payments allocated to                                            Principal Balance
     principal                                                                                                 -----------------
    (i)    Class A Principal Balance                                                                           266,038,310.56
    (ii)   Class B Principal Balance                                                                            11,085,177.28
(K)  Amount otherwise distributable to the Class B                                          0.00
     Certificateholders that is being distributed to the Class A
     Certificateholders on such Distribution Date

(L)  Aggregate Purchase Amount of Receivables repurchased by                                0.00
     the Seller or purchased by the Servicer with respect to the                   -------------
     Related Collection Period ($)


M. INSTRUCTIONS TO THE TRUSTEE
- ------------------------------
On the Distribution Date, make the following deposits and distributions:

(A) Withdraw from the Collection Account and distribute to the Servicer:
     (i)   Servicing Fee                                                              $243,089.92
     (ii)  Servicing Fees retained by the Seller                                       243,089.92
     (iii) Servicing Fees to be distributed to the Seller on the                     ------------
           Distribution Date (i-ii)                                                                               0.00
                                                                                                         -------------

(B)  Withdraw from the Collection Account and deposit in the Class A Distribution
     Account:
      (i)  for the Class A Interest Distribution                                    $1,528,548.05
      (ii)  for the Class A Principal Distribution                                  14,001,026.55
                                                                                    -------------
      (iii)  Total (i+ii)                                                                               $15,529,574.60
                                                                                                         --------------
(C)  Withdraw from the Collection Account and deposit in the
     Class B Distribution Account:
      (i)  for the Class B Interest Distribution                                      $ 65,149.50
      (ii) for the Class B Principal Distribution                                      583,389.14
                                                                                     ------------
      (iii)  Total (i+ii)                                                                                 $  648,538.64
                                                                                                          -------------

(D)  Withdraw excess Collections from the Collection Account and                                          $1,049,692.57
     deposit in the Reserve Fund                                                                          -------------

(E)  Withdraw  from the  Reserve  Fund and  deposit in the Class A  Distribution
     Account:

     (i)  Amount equal to the excess of the Class A Interest                                                      $0.00
          Distribution over the sum of Interest Collections and
          the Class B Percentage of Principal Collections

     (ii) Amount equal to the excess of the Class A Principal                                                      0.00
          Distribution over the portion of Principal Collections                                          -------------
          and Interest Collections remaining after the distribution of the Class A Interest Distribution and the Class B Interest
          Distribution

     (iii)  Total                                                                                                             0.00
                                                                                                                         ---------

(F)  Withdraw  from the  Reserve  Fund and  deposit in the Class B  Distribution
     Account:

     (i)    Amount equal to the excess of the Class B Interest
            Distribution over the portion of Interest Collections                                                 $0.00
            remaining after the distribution of the Class A Interest
            Distribution

     (ii)   Amount equal to the excess of the Class B Principal                                                    0.00
            and Interest Collections remaining after the distribution of the                              -------------
            Class A Interest Distribution, the Class B Interest Distribution,
            and the Class A Principal Distribution

     (iii)  Total                                                                                                             0.00
                                                                                                                         ---------